UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022 (May 17, 2022)

PRIME NUMBER ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-262457	86-2378484
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1129 Northern Blvd., Suite 404

Manhasset, NY, 11030

(Address of principal executive offices)

(347) 329-1575

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one-half of one Warrant, and one right	PNACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	PNAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	PNACW	The Nasdaq Stock Market LLC

Rights, each right exchangeable for one-eighth (1/8) of one share of Class A common stock at the closing of a business combination	PNACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 17, 2022, Prime Number Acquisition I Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 6,450,000 units (the “Units”), which included 450,000 units issued upon the partial exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), one-half of one redeemable warrant (the “Warrants”), each whole Warrant entitling the holder thereof to purchase one Class A Common Stock at an exercise price of $11.50 per share, and one right (the “Rights”), each Right entitling the holder thereof to exchange for one-eighth (1/8) of one Class A Common Stock upon the completion of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $64,500,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 398,892 shares of the Company’s Class A common stock (the “Private Placement Shares”) to the Company’s sponsors, including 349,032 shares to Prime Number Acquisition LLC (“Sponsor A”), and 49,860 shares to Glorious Capital LLC (“Sponsor B”, together with Sponsor A, the “Sponsors”), at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $3,988,920 (including $3,490,320 from Sponsor A and $498,600 from Sponsor B).

The proceeds of $ 65,790,000 (or $10.20 per Public Unit) in the aggregate from the IPO and the Private Placement, were placed in a trust account (the “Trust Account”) established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Wilmington Trust, N.A. acting as trustee.

An audited balance sheet as of May 17, 2022, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet as of May 17, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prime Number Acquisition I. Corp.

	By:	/s/ Dongfeng Wang
	Name:	Dongfeng Wang
	Title:	Chairman and CEO

Date: May 23, 2022

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